Exhibit 10.1

SAMSUNG BIOLOGICS CO., LTD.

AMENDMENT NO. 1 TO PRODUCT SPECIFIC AGREEMENT – ARCALYST DRUG SUBSTANCE

THIS AMENDMENT NO. 1 TO PRODUCT SPECIFIC AGREEMENT - ARCALYST DRUG SUBSTANCE (this “AMENDMENT NO. 1”) is made effective as of August 18, 2025 (the “AMENDMENT NO. 1 Effective Date”) by and between Kiniksa Pharmaceuticals (UK), Ltd., a private company organized under the laws of England and Wales with a Swiss branch office located at Grafenaustrasse 5, 6300 Zug, Switzerland (“Client”), and Samsung Biologics Co., Ltd., a Korean corporation having its principal place of business at 300, Songdo bio-daero, Yeonsu-gu, Incheon, 21987, Republic of Korea (“SBL”). Client and SBL are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Client and SBL entered into the Master Services Agreement effective as of June 21, 2024 (the “MSA”); and

WHEREAS, Client and SBL entered into the Product Specific Agreement for ARCALYST Drug Substance, effective as of June 21, 2024 (the “PSA”); and

WHEREAS, Client and SBL now desire to enter into this Amendment No.1 to amend certain aspects of the PSA.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties hereto agree as follows:

1.	Definitions.

(A)	Capitalized terms used but not otherwise defined in this AMENDMENT NO. 1 shall have the same meanings ascribed to them in the MSA and the PSA.

(B)	On and from the AMENDMENT NO. 1 Effective Date, all references in the PSA to “this PSA” and all references to the ARCALYST Drug Substance PSA contained in any other documents, including but not limited to the MSA and any Decision Memo entered into by and between the Parties, shall be construed to refer to the PSA as amended by this AMENDMENT NO. 1.

2.	Incorporation of Additional Term from Exhibit C and Exhibit D.

(A)	The PSA is hereby amended to incorporate the following additional terms:

a.	The provision set forth in Annex A (which shall be deemed an addition to Exhibit C) are hereby incorporated into and made part of Exhibit C to the PSA. For clarity, Exhibit C of the PSA is hereby amended by replacing the current title, “Exhibit C:

Service Fees,” with “Exhibit C: Service Fees and EQUIPMENT INVESTMENT,” and all references in the PSA to “Exhibit C” shall be deemed to refer to the same.

b.	The provision set forth in Annex B (which shall be deemed an addition to Exhibit D) are hereby incorporated into and made part of Exhibit D to the PSA.

3.	Continuing Effect of the PSA. Except as specifically amended by this AMENDMENT NO. 1, the PSA shall continue in full force and effect in accordance with its terms. For clarity, this AMENDMENT NO. 1 and the PSA shall also be governed by and construed in accordance with the laws of the State of New York, United States, without regard to principles of conflict of laws.

4.	Counterparts. This AMENDMENT NO. 1 may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall be deemed to constitute one and the same instrument. The exchange of copies of this AMENDMENT NO. 1 and signed signature pages by facsimile transmission, e-mail or other electronic means shall constitute effective execution and delivery of this AMENDMENT NO. 1 as to the Parties and such copies exchanged may be used in lieu of the original AMENDMENT NO. 1 for all purposes.

[Signature Page follows]

IN WITNESS WHEREOF, the Parties have executed this AMENDMENT NO. 1 as of the AMENDMENT NO. 1 Effective Date.

SBL		Client
Samsung Biologics Co., Ltd.		Kiniksa Pharmaceuticals (UK), Ltd.

By:	/s/ John Rim	By:	/s/ Daniel Palmqvist
Name:	John Rim	Name:	Daniel Palmqvist
Title:	CEO	Title:	Branch Manager of the Swiss branch office
Date:	August 19, 2025	Date:	August 13, 2025

Annex A

(Exhibit C: Service Fees and EQUIPMENT INVESTMENT)

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Annex B

(Exhibit D: Estimated Timeline & DS Scope of Work (10,000L))

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